UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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     RULE 14A-6(E)(2))
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[ ]  Definitive Additional Materials
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                              Hercules Incorporated
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                (Name of Registrant as Specified In Its Charter)

                                       N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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On April 2, 2001, Hercules Incorporated issued the following press release:

                     HERCULES FILES EXTENSION FOR FORM 10-K;
                   ANNUAL MEETING RESCHEDULED TO MAY 24, 2001


WILMINGTON, De, April 2, 2001 -- Hercules Incorporated (NYSE: HPC) announced today that it has filed with the Securities and Exchange Commission for an automatic extension of 15 calendar days to file its annual report on Form 10-K. Because of federal proxy rules which require that a company's annual report be mailed to shareholders at least 20 calendar days before the date of the annual meeting of shareholders, Hercules has postponed its annual meeting from April 26 to May 24, 2001. The postponement of the annual meeting requires the Company to reset the record date for voting at the annual meeting, which will now be April 12, 2001. Hercules will file its Form 10-K by April 17, 2001.

Thomas L. Gossage, Chairman and Chief Executive Officer of Hercules, stated, "We would have strongly preferred to hold the annual meeting on April 26, 2001, as originally scheduled to put the meeting behind us, so that we could continue to pursue our value maximization efforts with a minimum of disruptions from a proxy fight. I regret we could not hold the meeting as planned."

The notice of an extension to complete and file the Form 10-K was made through a Rule 12b-25 filing with the SEC today. In the filing, Hercules said that the extension would give it time to comply with a financial statement requirement which was not previously applicable to the Company. This requirement now applies because of amendments to Hercules' credit facilities in which a significant number of Company subsidiaries have guaranteed and pledged their assets as security for borrowings under the credit facilities. As a result of these guarantees and pledges, the indenture under which certain of the Company's notes were issued requires the notes to be similarly secured. Because these notes were publicly registered, Hercules is now required to include, in its Form 10-K, condensed consolidating financial information in a new format for the Company and its approximately 190 subsidiaries. Since the requirement is new for Hercules, it is taking a significant amount of time and effort to obtain all of this information and present it in the required format. In addition, other information required for the satisfactory completion of the financial statements and related audit is not currently available.

Hercules announced earlier today that it has signed definitive agreements to sell its hydrocarbon resins and select portions of its rosins resins businesses to Eastman Chemical Company and to sell its peroxy chemicals business to GEO Specialty Chemicals, Inc.


                                   # # #


Hercules manufactures chemical specialties used in making a variety of products for home, office and industrial markets. For more information, visit the Hercules website at www.herc.com.

The foregoing statements contain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, reflecting management's current analysis and expectations, based on reasonable assumptions. Because these forward-looking statements are subject to risks and uncertainties, actual results could differ materially from those expressed in or implied by the statements. Many of these risks and uncertainties relate to factors such as business climate, economic and competitive uncertainties, higher manufacturing costs, including raw material costs, reduced level of customer orders, changes in strategies, failure to complete transactions, risks in developing new products and technologies, environmental and safety regulations and clean-up costs, foreign exchange rates, adverse legal and regulatory developments, adverse changes in economic and political climates around the world and other risk factors detailed in Hercules' reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. This paragraph is included to provide safe harbor for forward-looking statements, which are not required to be publicly revised or updated as circumstances change.

Hercules filed a preliminary proxy statement with the United States Securities and Exchange Commission on March 12, 2001, as amended on March 16, 2001 and March 26, 2001, in connection with its 2001 annual meeting of shareholders. Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of Hercules shareholders for the 2001 annual meeting, and their interests in the solicitations, are set forth in the preliminary proxy statement. Hercules will be filing a definitive proxy statement and other relevant documents. WE URGE INVESTORS TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement and other related documents filed by Hercules at the Commission's website at www.sec.gov or at the Commission's public reference room located at 450 Fifth Street, NW, Washington D.C 20549 or at one of the Commission's other public reference rooms in New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. When available, the definitive proxy statement and the other documents may also be obtained from Hercules by contacting Hercules Incorporated, Attention: Allen Spizzo, Hercules Plaza, 1313 North Market Street, Wilmington, DE 19894-0001.